Exhibit 99.1

AvidXchange Announces Third Quarter 2022 Financial Results

--Third quarter 2022 revenue and adjusted EBITDA results ahead of internal forecast driven by transaction growth, efficiencies and operating expense control

--Comparable (quarter over-quarter) third quarter 2022 revenue growth 26.4% led chiefly by sustained transaction growth and transaction yield

--Comparable revenue growth coupled with gross profit expansion aided by transaction yield & operational efficiency as well as operating expense leverage results in lower net losses

--Raising 2022 business outlook

Charlotte, N.C. –November 2, 2022 – AvidXchange Holdings, Inc. (Nasdaq: AVDX), a leading provider of accounts payable (AP) automation software and payment solutions for middle market businesses and their suppliers, today announced financial results for the third quarter ended September 30, 2022.

“As we anniversary our first year as a publicly traded company, we are extremely pleased with the consistent execution of our operational and financial strategies. We continue to leverage our investments in our product roadmap to drive revenue growth while taking continuous action on optimizing our operating costs. With the macro-economic backdrop still volatile, we remain cautiously optimistic as we look to close the year on a strong note. We believe our value proposition of accounts payable and payments automation offers significant benefits to our buyer and supplier customers across all economic cycles. With quantifiable ROI on costs and revenues, it should have strong resonance among customers particularly amid these uncertain times,” said Michael Praeger, CEO & Co-Founder of AvidXchange.

Third Quarter 2022 Financial Highlights:

•
Total revenue was $82.4 million, an increase of 26.4% year-over-year, compared with $65.2 million in the third quarter of 2021.
•
GAAP net loss was $(25.4) million, compared with a GAAP net loss of $(35.5) million in the third quarter of 2021.
•
Non-GAAP net loss was $(11.6) million, compared with a Non-GAAP net loss of $(15.3) million in the third quarter of 2021.
•
GAAP gross profit was $47.6 million, or 57.8% of total revenue, compared with $34.3 million, or 52.7% of total revenue in the third quarter of 2021.
•
Non-GAAP gross profit was $53.5 million, or 65.0% of total revenue, compared with $39.5 million, or 60.6% of total revenue in the third quarter of 2021.
•
Adjusted EBITDA was $(3.7) million compared with $(6.0) million in the third quarter of 2021.

A reconciliation of GAAP to non-GAAP financial measures has been provided in the tables following the financial statements in this press release. An explanation of these measures is also included below under the heading "Non-GAAP Measures and Other Performance Metrics."

Third Quarter 2022 Key Business Metrics and Highlights:

•
Total transactions processed in the third quarter of 2022 was 18.0 million, an increase of 11.9% from 16.1 million in the third quarter of 2021.
•
Total payment volume in the third quarter of 2022 was $18.1 billion, an increase of 29.4% from $14.0 billion in the third quarter of 2021.
•
Transaction yield in the third quarter of 2022 was $4.57, an increase of 12.8% from $4.05 in the third quarter of 2021.

Full Year 2022 Financial Outlook

As of November 2, 2022, AvidXchange anticipates its revised Full Year 2022 revenue and adjusted EBITDA to be in the following ranges (in millions):

	Current FY 2022 Guidance	Previous FY 2022 Guidance
Revenue	$314.0 - $315.0	$308.0 - $310.0
Adjusted EBITDA(1)	$(18.0) - $(19.0)	$(27.0) - $(29.0)

(1)
A reconciliation of adjusted EBITDA to GAAP net loss on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

These statements are forward-looking and actual results may differ materially. Refer to the Forward-Looking Statements safe harbor below for information on the factors that could cause our actual results to differ materially from these forward-looking statements.

Earnings Teleconference Information

AvidXchange will discuss its third quarter 2022 financial results during a teleconference today, November 2, 2022, at 10:00 ET. The call will be broadcast simultaneously via webcast at https://ir.avidxchange.com/. Following the completion of the call, a recorded replay of the webcast will be available on AvidXchange’s website. In addition to the conference call, supplemental information is available on the Investor Relations section of AvidXchange’s website at https://ir.avidxchange.com/.

About AvidXchange™

AvidXchange is a leading provider of accounts payable (“AP”) automation software and payment solutions for middle market businesses and their suppliers. AvidXchange’s software-as-a-service-based, end-to-end software and payment platform digitizes and automates the AP workflows for more than 8,000 businesses and it has made payments to more than 825,000 supplier customers of its buyers over the past five years. To learn more about how AvidXchange is transforming the way companies pay their bills, visit www.AvidXchange.com

Forward-Looking Statements

This press release may contain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. In this context, forward-looking statements generally relate to future events or our future financial or operating performance and often contain words such as: “anticipate,” “intend,” “plan,” “goal,” “seek,” “believe,” “project,” “estimate,” “expect,” “future,” “likely,” “may,” “should,” “will” and similar words and phrases indicating future results. The information presented in this press release related to our expectations of future performance, including guidance for our revenue and adjusted EBITDA for the full year 2022, statements related to our product roadmap and cost optimization efforts, the opportunities for rapid and quantifiable ROI on costs and revenue for our customers, the resilience of our business mode, and other statements that are not purely statements of historical fact, are forward-looking in nature. These forward-looking statements are made on the basis of management’s current expectations, assumptions, estimates and projections and are subject to significant risks and uncertainties that could cause actual results to differ materially from those anticipated in such forward-looking statements. We therefore cannot guarantee future results, performance or achievements.

Factors which could cause actual results or effects to differ materially from those reflected in forward-looking statements include, but are not limited to, the risk factors and other cautionary statements described, from time to time, in AvidXchange’s filings with the Securities and Exchange Commission (“SEC”), including, without limitation, AvidXchange’s Annual Report on Form 10-K and other documents filed with the SEC, which may be obtained on the investor relations section of our website (https://ir.avidxchange.com/) and on the SEC website at www.sec.gov. Any forward-looking statements made by us in this press release are based only on information currently available to us and speak only as of the date they are made, and we assume no obligation to update any of these statements in light of new information, future events or otherwise unless required under the federal securities laws.

Non-GAAP Measures and Other Performance Metrics

To supplement the financial measures presented in our press release and related conference call in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss.

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.

We have presented Non-GAAP Gross Profit, Adjusted EBITDA, and Non-GAAP Net Loss in this press release. We define Non-GAAP Gross Profit as revenue less cost of revenue excluding the portion of depreciation and amortization and stock-based compensation expense allocated to cost of revenues. We define Adjusted EBITDA as our net loss before depreciation and amortization, impairment and write-off of intangible assets, interest income and expense, income tax expense, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, and charitable contributions of common stock. We define Non-GAAP Net Loss as net loss before amortization of acquired intangible assets, impairment and write-off of intangible assets, stock-based compensation expense, transaction and acquisition-related costs expensed, change in fair value of derivative instrument, non-recurring items not indicative of ongoing operations, provision for income taxes and charitable contributions of common stock.

We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results, and are useful to investors and financial analysts in assessing operating performance.

Investor Contact:

Subhaash Kumar

Skumar1@avidxchange.com

813.760.2309

AvidXchange Holdings, Inc.

Unaudited Consolidated Statements of Operations

(in thousands, except share and per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Revenues	$82,411	$65,176	$230,175	$179,144
Cost of revenues (exclusive of depreciation and amortization expense)	29,890	25,792	86,676	71,343
Operating expenses
Sales and marketing	20,241	16,118	57,928	44,176
Research and development	21,997	15,672	62,176	43,225
General and administrative	24,042	15,564	62,704	45,498
Impairment and write-off of intangible assets	-	-	-	574
Depreciation and amortization	8,365	8,164	24,384	22,334
Total operating expenses	74,645	55,518	207,192	155,807
Loss from operations	(22,124)	(16,134)	(63,693)	(48,006)
Other income (expense)
Interest income	2,031	35	2,906	332
Interest expense	(5,209)	(4,874)	(15,261)	(14,985)
Change in fair value of derivative instrument	-	(14,552)	-	(14,690)
Charge for amending financing advisory engagement letter - related party	-	-	-	(50,000)
Other expenses	(3,178)	(19,391)	(12,355)	(79,343)
Loss before income taxes	(25,302)	(35,525)	(76,048)	(127,349)
Income tax expense	69	2	207	203
Net loss	$(25,371)	$(35,527)	$(76,255)	$(127,552)
Accretion of convertible preferred stock	-	(5,012)	-	(14,417)
Net loss attributable to common stockholders	$(25,371)	$(40,539)	$(76,255)	$(141,969)
Net loss per share attributable to common stockholders, basic and diluted	$(0.13)	$(0.71)	$(0.39)	$(2.60)
Weighted average number of common shares used to compute net loss per share attributable to common stockholders, basic and diluted	198,234,392	57,174,627	197,710,104	54,617,200

AvidXchange Holdings, Inc.

Unaudited Consolidated Balance Sheets

(in thousands, except share and per share data)

	As of September 30,	As of December 31,
	2022	2021
Assets
Current assets
Cash and cash equivalents	$411,081	$562,817
Restricted funds held for customers	927,743	1,242,346
Marketable securities	97,276	-
Accounts receivable, net of allowances of $2,663 and $2,283, respectively	39,716	30,965
Supplier advances receivable, net of allowances of $1,483 and $1,105, respectively	13,210	11,520
Prepaid expenses and other current assets	12,573	10,237
Total current assets	1,501,599	1,857,885
Property and equipment, net	104,869	106,227
Operating lease right-of-use assets	5,300	3,278
Deferred customer origination costs, net	28,342	28,276
Goodwill	165,921	165,921
Intangible assets, net	101,523	100,455
Other noncurrent assets and deposits	5,252	4,261
Total assets	$1,912,806	$2,266,303
Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$16,542	$17,142
Accrued expenses	66,914	56,082
Payment service obligations	927,743	1,242,346
Deferred revenue	11,212	9,530
Current portion of contingent consideration	-	688
Current maturities of lease obligations under finance leases	568	670
Current maturities of lease obligations under operating leases	1,334	1,048
Current maturities of long-term debt	4,800	4,800
Total current liabilities	1,029,113	1,332,306
Long-term liabilities
Deferred revenue, less current	18,156	20,350
Contingent consideration, less current portion	70	70
Obligations under finance leases, less current maturities	61,853	61,172
Obligations under operating leases, less current maturities	5,019	3,448
Long-term debt	123,195	119,880
Other long-term liabilities	3,059	6,022
Total liabilities	1,240,465	1,543,248
Commitments and contingencies
Stockholders' equity
Preferred stock, $0.001 par value; 50,000,000 shares authorized, no shares issued and outstanding as of September 30, 2022 and December 31, 2021	-	-
Common stock, $0.001 par value; 1,600,000,000 shares authorized as of September 30, 2022 and December 31, 2021; 198,488,663 and 196,804,844 shares issued and outstanding as of September 30, 2022 and December 31, 2021, respectively	198	197
Additional paid-in capital	1,620,949	1,594,780
Accumulated deficit	(948,806)	(871,922)
Total stockholders' equity	672,341	723,055
Total liabilities and stockholders' equity	$1,912,806	$2,266,303

AvidXchange Holdings, Inc.

Unaudited Consolidated Statements of Cash Flows

(in thousands)

	Nine Months Ended September 30,
	2022	2021
Cash flows from operating activities
Net loss	$(76,255)	$(127,552)
Adjustments to reconcile net loss to net cash used by operating activities
Depreciation and amortization expense	24,384	22,334
Amortization of deferred financing costs	1,018	1,018
Provision for doubtful accounts	3,751	1,075
Stock-based compensation	23,767	3,109
Fair value adjustment of contingent consideration	-	140
Accrued interest	1,765	811
Loss on fixed asset disposal	36	3
Noncash expense on contract modification - related party	-	50,000
Impairment and write-off on intangible and right-of-use-assets	-	574
Amortization of investments held to maturity	(1,123)	-
Fair value adjustment to derivative instrument	-	14,690
Deferred income taxes	162	162
Changes in operating assets and liabilities
Accounts receivable	(9,493)	(3,730)
Prepaid expenses and other current assets	(2,337)	(4,254)
Other noncurrent assets	(1,061)	(2,593)
Deferred customer origination costs	(66)	(2,185)
Accounts payable	167	(11,640)
Deferred revenue	(511)	13,801
Accrued expenses and other liabilities	6,097	3,401
Operating lease liabilities	(165)	(479)
Total adjustments	46,391	86,237
Net cash used in operating activities	(29,864)	(41,315)
Cash flows from investing activities
Purchase of short-term investments held to maturity	(310,025)	-
Proceeds from maturity of short-term investments held to maturity	213,872	-
Purchases of equipment	(2,677)	(939)
Purchases of real estate	(767)	-
Purchases of intangible assets	(20,363)	(12,582)
Proceeds from sales of property and equipment	-	5
Acquisition of business, net of cash acquired	-	(45,963)
Contingent consideration and deferred obligation payments near acquisition date	-	(1,292)
Supplier advances, net	(4,699)	(3,467)
Net cash used in investing activities	(124,659)	(64,238)
Cash flows from financing activities
Proceeds from the issuance of long-term debt	2,367	2,288
Principal payments on finance leases	(666)	(872)
Proceeds from issuance of common stock	828	2,623
Proceeds from issuance of common stock under Employee Stock Purchase Plan	602	-
Payment of contingent consideration at acquisition date fair value	(344)	-
Payment service obligations	(314,603)	733,153
Net cash (used in) provided by financing activities	(311,816)	737,192
Net (decrease) increase in cash, cash equivalents, and restricted funds held for customers	(466,339)	631,639
Cash, cash equivalents, and restricted funds held for customers
Cash, cash equivalents, and restricted funds held for customers, beginning of year	1,805,163	390,078
Cash, cash equivalents, and restricted funds held for customers, end of period	$1,338,824	$1,021,717
Supplementary information of noncash investing and financing activities
Right-of-use assets obtained in exchange for new finance lease obligations	$689	$174
Right-of-use assets obtained in exchange for new operating lease obligations	2,831	877
Common stock issued in business combination	-	31,000
Common stock issued as contingent consideration	344	500

Initial fair value of contingent consideration and deferred payment obligation at acquisition date	-	2,672
Property and equipment purchases in accounts payable and accrued expenses	1	93
Interest paid on notes payable	8,134	7,619
Interest paid on finance leases	4,323	5,537
Options issued in connection with bonus compensation	-	48

AvidXchange Holdings, Inc.

Unaudited Reconciliation of GAAP to Non-GAAP Measures

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2022	2021	2022	2021
Reconciliation from Revenue to Non-GAAP Gross Profit and Non-GAAP Gross Margin:
Total revenues	$82,411	$65,176	$230,175	$179,144
Expenses:
Cost of revenues (exclusive of depreciation and amortization expense)	(29,890)	(25,792)	(86,676)	(71,343)
Depreciation and amortization expense	(4,924)	(5,068)	(13,930)	(14,171)
GAAP Gross profit	$47,597	$34,316	$129,569	$93,630
Adjustments:
Stock-based compensation expense	1,010	90	3,130	230
Depreciation and amortization expense	4,924	5,068	13,930	14,171
Non-GAAP gross profit	$53,531	$39,474	$146,629	$108,031
GAAP Gross margin	57.8%	52.7%	56.3%	52.3%
Non-GAAP gross margin	65.0%	60.6%	63.7%	60.3%

Reconciliation from Net Loss to Non-GAAP Net Loss:
Net loss	$(25,371)	$(35,527)	$(76,255)	$(127,552)
Amortization of acquired intangible assets	3,623	3,676	10,952	9,181
Impairment and write-off of intangible assets	-	-	-	574
Provision for income taxes	69	2	207	203
Stock-based compensation expense	8,718	1,157	23,767	3,109
Transaction and acquisition-related costs	3	662	280	3,708
Change in fair value of derivative instrument	-	14,552	-	14,690
Non-recurring items not indicative of ongoing operations (1)	1,343	174	1,286	50,224
Total net adjustments	13,756	20,223	36,492	81,689
Non-GAAP net loss	$(11,615)	$(15,304)	$(39,763)	$(45,863)

Reconciliation from Net Loss to Adjusted EBITDA:
Net loss	$(25,371)	$(35,527)	$(76,255)	$(127,552)
Depreciation and amortization	8,365	8,164	24,384	22,334
Impairment and write-off of intangible assets	-	-	-	574
Interest income	(2,031)	(35)	(2,906)	(332)
Interest expense	5,209	4,874	15,261	14,985
Provision for income taxes	69	2	207	203
Stock-based compensation expense	8,718	1,157	23,767	3,109
Transaction and acquisition-related costs	3	662	280	3,708
Change in fair value of derivative instrument	-	14,552	-	14,690
Non-recurring items not indicative of ongoing operations (1)	1,343	174	1,286	50,224
Adjusted EBITDA	$(3,695)	$(5,977)	$(13,976)	$(18,057)

Reconciliation from Revenue Growth to Organic Revenue Growth:
Revenues	$82,411	$65,176	$230,175	$179,144
Less: Revenues from acquisitions (2)	(523)	-	(8,671)	-
Organic revenues	$81,888	$65,176	$221,504	$179,144
Revenue growth	26.4%		28.5%
Organic revenue growth	25.6%		23.6%

(1) For the three and nine months ended September 30, 2022, includes $1,621 of restructuring costs and a benefit of $308 for a liability release related to the FastPay acquisition that closed in July 2021.

(2) Acquisitions include FastPay and PayClearly, which were not in the prior year comparable periods.